Exhibit 10.2

KKR FS INCOME TRUST
______________________________________

SUBSCRIPTION AGREEMENT
______________________________________

CONFIDENTIAL

SUBSCRIPTION AGREEMENT
KKR FS Income Trust
201 Rouse Boulevard
Philadelphia, PA 19112
Ladies and Gentlemen:
This Subscription Agreement (this “Subscription Agreement”) is being executed and delivered in connection with the subscription by the undersigned to purchase the dollar amount of Class I common shares of beneficial interest, par value $0.01 per share (the “Shares”), of KKR FS Income Trust, a Delaware statutory trust (the “Fund”), set forth next to the Subscriber’s signature on Subscriber Signature Page to the Investor Questionnaire provided to the Subscriber in connection with this Subscription Agreement (the “Investor Questionnaire”) (which amount is hereby incorporated by reference into this Subscription Agreement). Capitalized terms used herein shall have the same meanings herein as defined in the Fund’s Confidential Private Placement Memorandum (as amended, restated and/or supplemented or otherwise modified from time to time, the “Memorandum”), unless otherwise defined herein.
Instructions:
In addition to completing and signing the signature pages to the Investor Questionnaire, each Subscriber must complete and execute, as applicable, any necessary attachments contained in this package (such attachments, together with this Subscription Agreement, the “Subscription Documents”) in the manner described below. For purposes of these Subscription Documents, the “Subscriber” is the person or entity for whose account the Shares will be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may complete and execute the Subscription Documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. All appendices to this Subscription Agreement, as well as the Subscriber’s Investor Questionnaire, are incorporated by reference herein.
(a)    Signature Page(s). Complete and execute the Subscriber Signature Page to the Investor Questionnaire, which shall be deemed to be a signature page to this Subscription Agreement. If the Subscriber is an individual retirement account (an “IRA”), 401(k) account or Keogh Plan and the custodian or trustee of such entity is completing this Subscription Agreement/the Investor Questionnaire and executing the Investor Questionnaire, then the individual who established the IRA, 401(k) account or Keogh Plan has signed the Subscriber Signature Page, and confirms that such individual (i) has directed the custodian or trustee of such entity to execute the Investor Questionnaire as instructed therein, which has been so executed, and (ii) has reviewed and hereby expressly certifies to the accuracy of the representations and warranties made in this Subscription Agreement and the Investor Questionnaire with respect to the IRA, 401(k) account or Keogh Plan and the individual Subscriber.
(b)    Investor Questionnaire. Complete the Investor Questionnaire. The beneficial owners of an entity Subscriber (in addition to the entity Subscriber itself) may also be required to complete Exhibits A and/or D to the Investor Questionnaire in certain circumstances, in accordance with the instructions to the Investor Questionnaire. If any such circumstances apply, please attach as exhibits to these Subscription Documents Exhibits A and D to the Investor Questionnaire for each applicable beneficial owner of the entity.
(c)    Certification of Beneficial Owner(s). If the Subscriber is an entity, complete and execute Exhibit A (Certification of Beneficial Owner(s)) to the Investor Questionnaire in accordance with the instructions thereto (unless subscribing as or on behalf of a trust, in which case you should instead either

(1) provide a copy of the trust agreement or (2) complete and execute Exhibit B (Trustee certification of investment powers) to the Investor Questionnaire).
(d)     Tax Forms.
(i)    U.S. Subscribers. If the Subscriber is a “United States person” for U.S. federal income tax purposes (e.g., a U.S. citizen or a U.S. resident), complete, sign and date a Form W-9 in accordance with the instructions to such Form, or a substitute Form W-9.
(ii)    Non-U.S. Subscribers. If the Subscriber is not a “United States person” for U.S. federal income tax purposes (e.g., a non-resident alien), complete and execute Form W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable, in accordance with the instructions to such Form(s).
(iii)    All Subscribers. In the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, each Subscriber is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.
(e)    Evidence of Authorization. Each Subscriber must provide satisfactory evidence of authorization and may be required to submit further information for “know your customer” and anti-money laundering purposes. Any authorized person subscribing on behalf of a Subscriber that is an entity is required to provide a current copy of such authorized person’s government issued photo identification. Please note that the Fund is required by law to obtain, verify and record certain personal information from the Subscriber or persons on their behalf in connection with a subscription for Shares. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. If the authorized person submits a current government issued photo identification that does not include the person’s permanent address, then such person will be required to provide proof of address by another means acceptable to the Fund.
(i)    For Corporations: Certified documentation evidencing the corporation’s existence and certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.
(ii)    For Partnerships: Certified documentation evidencing the partnership’s existence, and a certified copy of the partnership agreement (which, in the case of a limited partnership, identifies the general partner(s)).
(iii)    For Limited Liability Companies: Certified documentation evidencing the limited liability company’s existence, and a certified copy of the limited liability operating agreement identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.
(iv)    For Trusts: Either (A) provide a copy of the trust agreement or (B) complete and execute Exhibit B (Trustee certification of investment powers) to the Investor Questionnaire.
(v)    For Employee Benefit Plans: A certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.
(vi)    For Individuals: A current copy of a government issued photo identification. If a Subscriber who is a natural person submits a current government issued photo identification that does not include the Subscriber’s permanent address, then the Subscriber will be required to provide proof of address by another means acceptable to the Fund.
(f)    Delivery of Subscription Documents. The Subscriber shall deliver one (1) completed and executed copy of the Investor Questionnaire (the Subscriber Signature Page of which shall be deemed to be a signature page to this Subscription Agreement) and all of the documents referred to in clauses (a) through (e) above to KKR FS Income Trust c/o SS&C Technologies, Inc. using one of the below methods:

Regular Mail: KKR FS Income Trust c/o SS&C Technologies, Inc. P.O. Box 219713 Kansas City, MO 64121-9713	Express/Overnight Delivery: KKR FS Income Trust c/o SS&C Technologies, Inc. 430 W. 7th Street, Suite 219713 Kansas City, MO 64105-1407
Please be sure to also retain copies for your records.
(g)    Acceptance by the Fund. If the Fund accepts the Subscriber’s subscription (in whole or in part), the Fund will send the Subscriber a notice confirming the subscription amount accepted by the Fund and effective date of the Subscriber’s subscription (the “Fund Acceptance of Subscription”).
1.Subscription.
(a)The Subscriber acknowledges and agrees that this and any other subscription (i) is conditioned upon acceptance by the Fund, at which time it becomes irrevocable, unconditional and binding on the part of the Subscriber and (ii) may be rejected in whole or in part by the Fund in its sole discretion (for any reason or for no reason) in any order and at any time prior to the Closing (as defined below). The Subscriber has received and reviewed, and agrees to be bound by, all the terms and provisions of this Subscription Agreement, the Memorandum, the Fund’s bylaws (as amended and/or restated from time to time, the “Bylaws”), the Fund’s Second Amended and Restated Declaration of Trust (as amended and/or restated from time to time, the “Declaration of Trust”), the Amended and Restated Investment Advisory Agreement by and between FS/KKR Advisor, LLC (the “Adviser”) and the Fund (as amended and/or restated from time to time, the “Advisory Agreement”), and the Administration Agreement by and between the Adviser and the Fund (as amended and/or restated from time to time, the “Administration Agreement” and, together with the Memorandum, the Bylaws, the Declaration of Trust and the Advisory Agreement, the “Operative Documents”), each in the form made available to the Subscriber or as otherwise is available to the public, free of charge, on the U.S. Securities and Exchange Commission’s (the “SEC”) public EDGAR website.
(b)The Subscriber irrevocably subscribes for and agrees to purchase Shares for the aggregate purchase price set forth below to the Subscriber’s signature on the Subscriber Signature Page to the Investor Questionnaire (which amount is hereby incorporated by reference into this Subscription Agreement), payable under the terms and subject to the conditions set forth herein.
(c)The Subscriber should rely exclusively on information contained in the Operative Documents, together with reports and other documents the Fund may file under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), from time to time, in making its investment decisions. The Fund has entered and expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors,” and together with the Subscriber, the

“Investors”), providing for the sale of Shares to the Other Investors either on a capital commitment basis (the “Capital Commitments Issuance Basis”) or for the immediate payment of cash against the immediate delivery of Shares. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.
2.Acceptance of Subscription; Closings.
This Subscription Agreement is made subject to the following terms and conditions:
(a)The Fund shall have the right, in its sole discretion, to accept or reject the Subscriber’s subscription, in whole or in part, for any reason, including, without limitation, (i) the inability of the Subscriber to meet the standards imposed by Regulation D promulgated by the SEC under the U.S. Securities Act of 1933, as amended (the “Securities Act”), (ii) the ineligibility of the Subscriber under applicable state or foreign securities laws or (iii) for any other reason. Notwithstanding anything to the contrary contained herein, the Subscriber may elect to void this Subscription Agreement by providing written notice to the Fund no later than the date that is two business days prior to the Closing (as defined below). The Subscriber hereby acknowledges that failure to notify the Fund of its election to void this Subscription Agreement in writing by the date that is two business days prior to the Closing, to the fullest extent permitted by law, will result in the Subscriber being deemed to have waived such rights.
(b)If the Subscriber’s subscription is accepted in part and rejected in part, the Subscriber will be so notified as to the accepted amount upon receipt of the Fund Acceptance of Subscription, and the Subscriber agrees to deliver promptly upon the Fund’s request a new Subscriber Signature Page to the Investor Questionnaire reflecting such accepted amount. In the event of any whole or partial rejection of the Subscriber’s subscription, the Fund will return to the Subscriber the applicable amount of submitted funds, without interest or deduction.
(c)The closing of the subscription for and commitment to purchase the Shares by the Subscriber as set forth in this Subscription Agreement (the “Closing”) shall take place on the date that this Subscription Agreement and the Investor Questionnaire (having been executed and fully completed by the Subscriber) has been accepted by the Fund and the Subscriber’s capital contribution has been made (the date of such acceptance, which shall be indicated on the Fund Acceptance of Subscription provided to the Subscriber, being hereinafter referred to as the “Closing Date”). On the Closing Date, the Subscriber shall be registered as a Class I shareholder of the Fund (a “Shareholder”). The Fund intends to conduct closings for Shares on a monthly basis; provided however, that the Fund, in its sole discretion, may conduct closings more or less frequently to one or more investors for regulatory, tax or other reasons as may be determined to be appropriate by the Fund.
(d)The Subscriber agrees to provide any information reasonably requested by the Fund to verify the accuracy of the representations contained herein, including the Investor Questionnaire and the attachments thereto.
(e)In the event that the Subscriber is permitted by the Fund to make an additional purchase of Shares on a date after its initial subscription has been accepted, the Subscriber shall be required to enter into an addendum to this Subscription Agreement or a new subscription agreement, at the Fund’s discretion, covering such additional purchase.

3.Purchase of Shares.
(a)Subscriber will make payment of the aggregate purchase price for the Shares in U.S. dollars by either (i) delivering a check or (ii) submitting a wire transfer for immediately available funds, in each case in accordance with the instructions set forth in Appendix B. Please refer to the Memorandum for more information.
(b)Following a Closing, and after the Subscriber’s payment of the aggregate purchase price for the Shares in accordance with Section 3(a), the Fund shall issue to the Subscriber a number of Shares equal to the amount of the aggregate purchase price for the Shares paid by the Subscriber and accepted by the Fund divided by the then-current transaction price per Share, which will generally be the net asset value (“NAV”) per Share as of the last calendar day of the month as determined in accordance with the Adviser’s valuation policy and will be communicated to the Subscriber by or on behalf of the Fund following the determination of such NAV. The Fund reserves the right, in its sole discretion and at any time, to sell Shares at a price set above the NAV per share based on a variety of factors, including, without limitation, to account for a Subscriber’s allocable portion of the Fund’s initial offering, organizational and other expenses. The NAV per Share applicable to a purchase of Shares at a given effective date will be available generally within 20 business days after the effective date of the Share purchase; at that time, the number of Shares based on that NAV and the Subscriber’s purchase will be determined and Shares shall be credited to the Subscriber’s account as of the effective date of the share purchase. Please refer to the Memorandum for more information.
(c)The Subscriber further acknowledges and agrees that Other Investors and Subsequent Investors may elect to purchase Shares on a Capital Commitments Issuance Basis under Other Subscription Agreements and that nothing herein prohibits the Fund from accepting such Other Subscription Agreements or the cash proceeds with respect thereto and issuing Shares to such Other Investors or Subsequent Investors in connection therewith.
4.Distribution Reinvestment Plan. The Fund’s distribution reinvestment plan, as may be amended (the “Distribution Reinvestment Plan”), provides that all cash distributions declared by the board of trustees of the Fund (the “Board”) on behalf of any Shareholder, other than any Shareholder that has affirmatively elected to opt out of the Distribution Reinvestment Plan, shall be reinvested in accordance with the terms of the Fund’s Distribution Reinvestment Plan. The Subscriber may prospectively opt out of the Distribution Reinvestment Plan in the Investor Questionnaire. An election to opt-out or to opt-in to the Distribution Reinvestment Plan may be altered in accordance with the Fund’s Distribution Reinvestment Plan.

5.Representations, Warranties and Covenants of the Subscriber.
The Subscriber represents, warrants and covenants as follows, as of the date the Investor Questionnaire is signed by the Subscriber, as of the Closing Date and on the subsequent dates specified below (as and to the extent specified below):
(a)Private Placement.
(i)The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, and the Subscriber agrees that any Shares acquired by the Subscriber may not be Transferred (as defined below) in any manner that would require the Fund to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any non-U.S. jurisdictions. The Subscriber was offered the Shares through private negotiations, not through any general solicitation or general advertising.
(ii)The Subscriber understands that the Fund requires each investor in the Fund to be an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”), and the Subscriber represents and warrants that it is an Accredited Investor, as indicated in the Investor Questionnaire. If at any time the Subscriber holds Shares, the Subscriber shall no longer qualify as an Accredited Investor, it shall promptly notify the Fund.
(iii)The Subscriber understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Subscriber, including the legal requirements of jurisdictions in which the Subscriber is resident and in which such acquisition is being consummated. In furtherance, and not in limitation, of the foregoing, if the Subscriber is a resident of any of the jurisdictions set forth in the Memorandum, the Subscriber represents, warrants and covenants as specified in the Memorandum hereto for such jurisdiction.
(b)The Subscriber is not subject to and is not aware of any facts that have or would cause such Subscriber (or anyone who is treated as a beneficial owner of the Shares being purchased by the Subscriber) to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.
(c)The Subscriber has received, read carefully in its entirety, and understands the Memorandum and the other Operative Documents. The Subscriber has consulted with its own attorney, accountant, investment adviser or other adviser with respect to the investment(s) contemplated hereby and its suitability for the Subscriber, and the Subscriber understands and consents to the fees, risks and other considerations relating to the purchase of the Shares and an investment in the Fund, including but not limited to the fees and expenses outlined in the sections titled “Management Agreements” and “Plan of Distribution” in the Memorandum and the risks and other considerations set forth in the sections titled “Risk Factors” and “Certain Relationships and Related Party Transactions” in the Memorandum. The Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Fund, all such questions have been answered to the Subscriber’s full satisfaction, and the Subscriber has obtained any additional information concerning the Fund sought by the Subscriber. The Subscriber acknowledges that no representations have been made to the Subscriber in connection with its investment in the Fund, other than this Subscription Agreement and the Memorandum.
(d)The Subscriber has substantial knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of a purchase of the Shares. The Subscriber understands that there can be no assurance that the Fund will meet its investment objective or otherwise be able to successfully carry out its investment program.
(e)The Subscriber has the financial ability to bear the economic risk of its investment in the Fund (including the possible loss of its entire investment), has adequate means for providing for its current needs and has no current need for liquidity in connection with its purchase of the Shares.
(f)The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.
(g)If the Subscriber is a natural person, the Subscriber’s domicile and principal residence are at the address shown in the Investor Questionnaire. If the Subscriber is not a natural person, the Subscriber has its domicile, principal place of business, or principal office at the address shown in the Investor Questionnaire.
(h)The Subscriber is not an entity (including a qualified retirement plan) in which a holder of an interest in the Subscriber may decide whether or how much to invest through the Subscriber in various investment vehicles, including the Fund, unless the Subscriber has so notified the Fund in writing.
(i)If the Subscriber is not a natural person, then, unless the Subscriber has notified the Fund in writing that the Subscriber was formed for the specific purpose of acquiring Shares and all of the equity holders of the Subscriber are Accredited Investors, the Subscriber’s aggregate investment in Shares, together with any capital commitment for Shares, does not exceed 40% of the Subscriber’s assets. If at any time the Subscriber holds Shares, the Subscriber shall no longer be in compliance with the provisions of this Section 5(i), it shall promptly notify the Fund.
(j)If the Subscriber is not a citizen of the United States, or a resident of or entity created under the laws of any state of the United States (any such citizen, resident or entity being hereinafter called a “Domestic Person”), the Subscriber is not purchasing the Shares on behalf of any Domestic Person, and the Subscriber has no present intention of becoming a Domestic Person.
(k)If the Subscriber is a natural person, the Subscriber is of legal age in its country or state of residence and has legal capacity to execute, deliver and perform its obligations under this Subscription Agreement, the Investor Questionnaire and the Declaration of Trust and to subscribe for and purchase the Shares hereunder. If the Subscriber is not a natural person, the Subscriber is an entity of the kind set forth under the applicable item of the Investor Questionnaire and has been duly organized, formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. The Subscriber’s purchase of the Shares and its execution, delivery and performance of this Subscription Agreement and the Investor Questionnaire (i) has been duly executed and delivered by the Subscriber, (ii) constitutes the legal, valid and binding obligation of the Subscriber (except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court) and (iii) does not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Subscriber.
(l)The execution and delivery of this Subscription Agreement and the Investor Questionnaire, the consummation of the transactions contemplated by the Subscription Agreement and under the Declaration of Trust and the performance of the Subscriber’s obligations hereunder and under the Declaration of Trust do not and will not conflict with, or result in any violation of or default under, (i) if the Subscriber is not a natural person, any provision of any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Subscriber, (ii) any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or (iii) any permit, franchise, judgment, decree, statute, writ, injunction, order, law, rule or regulation applicable to the Subscriber or to its business or properties. In addition, the Subscriber represents that its power of attorney contained in this Subscription Agreement and to be exercised in connection with the Declaration of Trust has been granted by the Subscriber, including as to the manner of any execution by the Subscriber, in compliance with all laws applicable to the Subscriber, including the laws of the state or jurisdiction in which the Subscriber executed this Subscription Agreement. The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and thereby.
(m)The Subscriber understands that the Fund has filed an election to be treated as a business development company (“BDC”) under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), and intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Fund as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Fund, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.
(n)The Subscriber: (i)(A) is not a foreign investment company and is not registered or required to be registered as an “investment company” under the 1940 Act; (B) has not elected to be regulated as a BDC under the 1940 Act; and (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (ii) is otherwise currently permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC , including pursuant to Rule 12d1-4 under the 1940 Act.
(o)ERISA Matters. If the Subscriber is or will be (x) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to ERISA, (y) a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or (z) an entity that is, or is deemed to be, using “plan assets” for purposes of ERISA or Section 4975 of the Code (each of the foregoing, a “Plan”), the Subscriber has completed each applicable question in the Investor Questionnaire, and the Subscriber represents, warrants and agrees that:
(i)the decision to acquire Shares was made by a “fiduciary” of the Plan, within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code (the “Plan Fiduciary”), that (A) is independent of the Fund, the Adviser and their respective employees, representatives and affiliates, (B) is qualified to make investment decisions on behalf of the Plan and (C) has authorized the Subscriber’s investment in the Fund;

(ii)the Subscriber’s investment in Shares conforms in all respects to the documents governing the Plan and complies with all applicable requirements of ERISA and Section 4975 of the Code;
(iii)none of the Adviser or any of its affiliates or any of their respective officers, employees, agents, or representatives have any discretion, or are otherwise acting in a fiduciary capacity, with respect to the Plan’s investment in the Fund, whether pursuant to the provisions of ERISA, Section 4975 of the Code or otherwise, and, without limiting the generality of the foregoing, the Subscriber has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Fund;
(iv)the acquisition and the subsequent holding of Shares do not and will not constitute or otherwise result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;
(v)the Subscriber acknowledges and agrees that the Fund has the authority to require the transfer, redemption, withdrawal or other cancellation of any Shares if it is determined that the continued holding of such Shares could result in the Fund or the Adviser being subject to the provisions of Title I of ERISA or Section 4975 of the Code; and
(vi)without limiting the remedies in the event of a breach, the Subscriber agrees promptly to provide to the Fund such information as the Fund may from time to time reasonably request for purposes of determining whether the assets of the Fund are “plan assets” within the meaning of ERISA or Section 4975 of the Code and any other matters relating to ERISA or the Fund’s compliance with ERISA.
The representations and warranties set forth in this Section 5(o) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 5(o) shall cease to be true, including because there is a change in the Subscriber’s Plan status or the percentage of assets that constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, the Subscriber shall promptly notify the Fund in writing.
(p)Similar Laws.
(i)The Subscriber represents and warrants that if it constitutes the assets of one or more governmental plans (within the meaning of Section 3(32) of ERISA) or church plans (within the meaning of Section 3(33) of ERISA) Subscriber is not subject to any law, regulation, rule, judgment or order that is similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), and its purchase and holding of the Shares will not result in the assets of the Fund becoming subject to any such Similar Law;
(ii)The Subscriber acknowledges and agrees that the Fund has the authority to require the transfer, redemption, withdrawal or other cancellation of any Shares if it is determined that the continued holding of such Shares could result in the Fund or the Adviser being subject to any such Similar Law; and
(iii)Without limiting the remedies in the event of a breach, the Subscriber agrees promptly to provide to the Fund such information as the Fund may from time to time reasonably request for purposes of determining whether the assets of the Fund are subject to any such Similar Law.

The representations and warranties set forth in this Section 5(p) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 5(p) shall cease to be true, the Subscriber shall promptly notify the Fund in writing.
(q)The Subscriber has notified, or shall promptly notify, the Fund if the Subscriber is or becomes a person that may be disqualified from participating in the Fund’s acquisition of securities sold in a public offering under Rules 5130 and 5131 of the Financial Industry Regulatory Authority, as in effect from time to time.
(r)If the Subscriber is a partnership or any other entity that is treated as a partnership for U.S. income tax purposes, a grantor trust within the meaning of Sections 671-679 of the Code, or a S corporation within the meaning of Section 1361 of the Code, the Subscriber represents that at no time during the term of the Fund will 65% or more of the value of any beneficial owner’s direct or indirect interest in the Subscriber be attributable to the Subscriber’s interest in the Fund. Except as otherwise disclosed to the Fund in writing, the Subscriber is not disregarded as an entity separate from its owner within the meaning of Treasury Regulation Section 301.7701-3.
(s)None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9/substitute W-9 or the relevant Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.
(t)The Subscriber agrees to provide such information and execute and deliver such documents as the Fund may reasonably request to verify the accuracy of the Subscriber’s representations and warranties herein or to comply with any law or regulation to which the Fund, the Adviser or a portfolio company of the Fund may be subject.
(u)The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with, the Fund’s Privacy Policy, which is attached as an annex to the Memorandum.
(v)The Subscriber agrees to give the Fund prompt written notice in the event that any statement, certification, representation or warranty of the Subscriber contained in this Section 5 or any information provided by the Subscriber herein or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9/substitute W-9 or Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, ceases to be true at any time following the date hereof.
6.Representations and Warranties of the Fund.
The Fund represents and warrants as follows (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Subscription Agreement and the representations and warranties of the Other Investors):
(a)The Fund is duly organized and validly existing as a statutory trust under the laws of the State of Delaware and has all requisite corporate power to conduct the business in which it proposes to engage as described in the Memorandum.

(b)No consent, approval or authorization of, or filing or registration with, any governmental authority on the part of the Fund is required for the acceptance or execution and delivery of this Subscription Agreement/the Investor Questionnaire by it, or the issuance of Shares as contemplated thereby, except for any consents, approvals, authorizations or filings which are required under any applicable securities laws (federal, state or foreign) and which have been made or obtained prior to the Closing or are made or obtained hereafter within the time prescribed by law. All action required to be taken by the Fund as a condition to the issuance and sale of the Shares will have been taken at or before the Closing. The acceptance of this Subscription Agreement by the Fund will not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Fund. Upon delivery of the Fund Acceptance of Subscription by the Fund, this Subscription Agreement (i) will have been deemed duly executed and delivered by the Fund, and (ii) will constitute the legal, valid and binding obligation of the Fund, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity and (C) as the enforcement of remedies rests in the discretion of any court.
7.Additional Limitations on Transfer of Shares.
(a)General Restrictions on Transfer.
(i)The Shares to be acquired hereunder are being acquired by the Subscriber for the Subscriber’s own account for investment purposes only and not with a view to resale or distribution. The Subscriber may Transfer all or any portion of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge or charge of all or any part of such Shares) so long as such Transfer (A) is made in accordance with (1) the registration provisions of the Securities Act or an exemption from such registration provisions, (2) any applicable U.S. federal or state or non-U.S. securities laws and (3) the terms of the Declaration of Trust, and (B) is otherwise in compliance with the transfer restrictions set forth in Appendix A to this Subscription Agreement. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Fund. “Transfer” (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly.
(ii)The Subscriber acknowledges that the Subscriber is aware and understands that there are other substantial restrictions on the transferability of its Shares under this Subscription Agreement, the Declaration of Trust and applicable law, including the fact that (A) there is no established market for the Shares and the Fund expects that no public market for the Shares will develop; (B) the Shares are not currently, and Shareholders have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Subscriber may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Subscriber to liquidate its investment in the Fund.
8.Compliance with Specific Laws.
(a)Anti-Money Laundering.
(i)Neither the Subscriber, nor any of its affiliates or beneficial owners nor any person for whom the Subscriber is acting as agent or nominee, (A) appears on the list of Specially

Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the list of Foreign Sanctions Evaders maintained by OFAC, the UK Sanctions List maintained by the UK HM Treasury, the European Union Consolidated Sanctions List, or any other lists of restricted parties maintained by the U.S. Government, UK Government, or European Union, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, United Kingdom, or European Union, (B) is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure or (C) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Subscriber further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares will be provided to or for the benefit of, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “high-risk jurisdictions subject to a call for action” or “jurisdiction with strategic deficiencies” by the Financial Action Task Force or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Subscriber further represents and warrants that the Subscriber: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) will retain evidence of any such identities, any such source of funds and any such due diligence. The Subscriber further represents and warrants that the Subscriber does not know or have any reason to suspect that (I) the monies used to fund the Subscriber’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities, and will not be, directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations, and (II) the proceeds from the Subscriber’s investment in the Shares will be used to finance any illegal activities. Subscriber represents that all evidence of identity provided is genuine.
(ii)The Subscriber shall provide to the Fund at any time such information as the Fund determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of such Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which, notwithstanding anything in the Fund’s privacy policies and/or Section 15 of this Subscription Agreement to the contrary, may then be disclosed to such persons), or to update such information. Such information may include, with respect to any Subscriber that is a natural person, the Subscriber’s full legal name, date of birth, residential street address and identification number. The Subscriber hereby represents that the Subscriber is in compliance with all such laws. Failure to provide such information upon request may result in the compulsory redemption or transfer of the Subscriber’s Shares. Subscriber represents that all evidence of identity provided is genuine.
(iii)To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Subscriber to the Fund, and all payments and distributions to the Subscriber, shall only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended.

(b)Affirmation. The representations and warranties set forth in this Section 8 shall be deemed made as of the date the Investor Questionnaire is signed by the Subscriber and as of the Closing Date and repeated and reaffirmed by the Subscriber to the Fund as of each date that the Subscriber receives dividends or other distributions from (even if such distribution is reinvested pursuant to the Distribution Reinvestment Plan), the Fund. If at any time during the term of the Fund, the representations and warranties set forth in this Section 8 cease to be true, the Subscriber shall promptly so notify the Fund in writing.
(c)Remedies for Failure to Comply with Section 8. The Subscriber understands and agrees that the Fund may not accept any amounts from the Subscriber if the Subscriber cannot make the representations set forth in this Section 8 and may require the compulsory Transfer of the Subscriber’s Shares. In addition, the Subscriber understands and agrees that, in addition to the foregoing remedial measures in order to comply with governmental regulations or if the Fund determines in its sole discretion that such action is in the best interests of the Fund, the Fund may “freeze the account” of the Subscriber, either by prohibiting additional investments in the Fund by the Subscriber, refusing to process a distribution to the Subscriber or suspending other rights the Subscriber may have against the Fund under this Subscription Agreement or under the Declaration of Trust and the Bylaws. The Fund or the Adviser may be required to report such action or confidential information relating to the Subscriber (including disclosing the Subscriber’s identity) to regulatory authorities.
9.FATCA Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Fund and the Adviser may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by the Fund or the Adviser sufficient for the Fund, as applicable, to comply with its obligations under FATCA. The Subscriber acknowledges that, if the Subscriber does not provide the information and documentation requested by the Fund, the Fund may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem or require compulsory Transfer of the Subscriber’s Shares, prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Fund. The Subscriber hereby agrees to indemnify and hold harmless the Fund from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Fund on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Fund, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.
10.Subscriber Information.
The Fund reserves the right to request such information as is necessary to verify the identity of the Subscriber or as may reasonably be requested by the Fund in connection with its operations, including such information requested by the Fund in connection with entering into any borrowing or other financing arrangement. The Subscriber shall promptly on demand provide such information and execute and deliver such documents as the Fund may request to verify the accuracy of the Subscriber’s representations and warranties or as required for the Fund’s operations. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, or if otherwise required by law or regulation, the Fund may refuse to accept the Subscription or may refuse to process a distribution until proper information has been provided.

The Subscriber agrees further that the Fund shall be held harmless and indemnified against any loss, claim, cost, damage or expense arising as a result of a failure to process any subscription or distribution if such information as has been required by the Fund has not been provided by the Subscriber or which the Fund may suffer as a result of any violations of law committed by the Subscriber.
11.Applicable Law.
THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. To the fullest extent permitted by applicable law, and unless otherwise agreed by the Fund in writing, the Subscriber hereby irrevocably and unconditionally (i) agrees that any claims, suits, actions or proceedings asserting a claim arising out of or relating in any way to this Subscription Agreement (regardless of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) submits to and accepts for itself and in respect of its property, generally, the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in this clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THE SUBSCRIBER MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR DIRECTLY OR INDIRECTLY RELATED TO THIS SUBSCRIPTION AGREEMENT.
12.Notices.
Notice of any changes to a Subscriber’s Investor Questionnaire or account information should be submitted to SS&C Technologies, Inc. at KKR FS Income Trust, c/o SS&C Technologies, Inc., P.O. Box 219713, Kansas City, MO 64121-9713. All other notices and other communications hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, hand delivery, overnight courier, facsimile transmission with transmission confirmed, or electronic mail addressed as follows: (i) if intended for the Fund, to the Fund’s principal office (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or to the email address set forth below in this Section 12; and (ii) if intended for any Subscriber, to the address of such Subscriber (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or the email address set forth in Section A to the Investor Questionnaire, or to such other address as the Fund or such Subscriber, as applicable, may designate by written notice. Notices shall be deemed to have been given (i) on the date of service when personally delivered (ii), if mailed or sent by overnight courier, on the date on which received, or (iii) on the date of service or transmission if sent by facsimile transmission or electronic mail (provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day); provided, that notices of a change of address shall not be deemed given until the actual receipt thereof. The provisions of this

Section 12 shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.
If to the Fund, to:

KKR FS Income Trust
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
Attn: Legal and Compliance
E-mail: fs_legal_and_compliance@fsinvestments.com

13.Power of Attorney.
By executing the Investor Questionnaire, the Subscriber hereby makes, constitutes and appoints the Fund with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead for its use and benefit, to approve, execute, acknowledge, swear to, file and record:
(a)any and all filings under the Exchange Act with respect to any of the Fund’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act;
(b)all certificates and other instruments deemed advisable by the Fund in order for the Fund to enter into any borrowing or other financing arrangement;
(c)all certificates and other instruments deemed advisable by the Fund to comply with the provisions of this Subscription Agreement and applicable law or regulation to permit the Fund to become or to continue as a BDC;
(d)all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Fund;
(e)all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of the Fund; and
(f)any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement or any Other Subscription Agreements and the purposes of the Fund.
It is expressly acknowledged by the Subscriber that the foregoing power of attorney is coupled with an interest and shall survive death or legal incapacity of the Subscriber, and is irrevocable. Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Investors or by listing all the Investors with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or the assignment of its interest in the Fund; provided, however, that such power of attorney will so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Fund) of the Subscriber’s successor-in-interest. Subscriber hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney. Notwithstanding anything to the contrary herein, Subscriber acknowledges that neither the Fund nor its affiliates, by virtue of the foregoing power of attorney, are assuming any of the Subscriber’s responsibilities to make filings under the Exchange Act or otherwise with respect to any of the Fund’s securities that may be deemed to be beneficially owned by the Subscriber.

This power of attorney does not supersede the terms of this Subscription Agreement or any written agreement between the Fund and the Subscriber nor is it to be used to deprive the Subscriber of its rights as a Shareholder, and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the Fund, within five days after the receipt of a request therefor, such confirmatory powers of attorney as the Fund may request.
14.Effect of Representations; Survival; Indemnity.
The Subscriber understands that the offer and sale of the Shares is being made in reliance on specific exemptions from requirements of federal and state securities laws and that the Fund, and the controlling persons thereof, will rely on the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth in this Subscription Agreement and the appendices and attachments hereto (including, without limitation, the Investor Questionnaire) in determining the applicability of such exemptions. The Subscriber hereby confirms that all such representations and warranties will remain true and complete on the date of acceptance by the Fund of the Subscriber’s subscription hereunder.
The Subscriber agrees that the certifications, representations, warranties, covenants and agreements included in this Subscription Agreement and the appendices and attachments hereto (including, without limitation, the Investor Questionnaire) shall survive the acceptance of this Subscription Agreement, the issuance of Shares to the Subscriber, and the dissolution of the Fund, without limitation as to time.
To the fullest extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless the Fund, the Adviser and their respective affiliates, and each partner, member, shareholder, officer, director, trustee, employee and agent thereof (the “Indemnified Parties”), from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Subscription Agreement (including the Investor Questionnaire and all other appendices and attachments hereto) or in any other document provided by the Subscriber to the Fund or in any agreement executed by the Subscriber in connection with the Subscriber’s investment in Shares.
15.Confidentiality. The Subscriber acknowledges that this Subscription Agreement, the Memorandum, the other Operative Documents and other information relating to the Fund (the “Confidential Information”) have been and will be submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Adviser, the Fund, their respective affiliates and any other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser, as well as information regarding the investment portfolios or proposed investments of such entities, in each case that is provided to the Subscriber in connection with its investment in the Fund. Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. The Subscriber agrees that, without the prior written consent of the Fund (which consent may be withheld at the discretion of the Fund), the Subscriber shall not (a) reproduce the Memorandum, the other Operative Documents or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum, the other Operative Documents or any other Confidential Information to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Memorandum, the other Operative Documents or other Confidential Information if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 15 and the Subscriber remains liable for any breach of this Section 15 by its investors), except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Fund of such requirement (unless such notification is prohibited by law) so that the Fund may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 15, and if a protective order or other appropriate remedy is not obtained, or if the Fund waives compliance with the terms of this Section 15, then the Subscriber shall disclose only that portion of Confidential Information that the Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum, the other Operative Documents and other Confidential Information upon the Fund’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 15 by the Subscriber and that, in addition to any other remedies available to the Fund in respect of any such breach, the Fund shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.
16.No Joint Liability Between the Fund and the Adviser.
The Fund shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Adviser under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Fund under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Fund and the Adviser for any obligation under or in connection with this Subscription Agreement.
17.Independent Nature of Subscribers’ Obligations and Rights.
The obligations of the Subscriber hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Subscriber pursuant hereto or thereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.
18.Construction.
The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Subscription Agreement.
As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.
The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole and not to any particular provision of this Subscription Agreement.
All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary.

Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.
Nothing in this Subscription Agreement shall be deemed to create any right in or benefit for any individual or entity other than the Fund and the Subscriber and this Subscription Agreement shall not be construed in any respect to be for the benefit of, and no provision of this Subscription Agreement may be enforced by, any such person, except any Indemnified Party may enforce its rights under Section 14 hereof.
19.Severability.
If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.
20.Consent to Electronic Delivery.
The Subscriber acknowledges that it has received this Subscription Agreement electronically as a pdf document and that it has read Section A.5 of the Investor Questionnaire attached hereto relating to consents to electronic delivery of Fund shareholder communications (including, without limitation, account statements, investor communications, 1940 Act Rule 19a-1 notices, annual and/or quarterly reports, tax forms, proxy materials, tender offer or share repurchase materials and other required reports) in respect of the Shares.
21.Successors and Assigns.
This Subscription Agreement is not transferable or assignable by the Subscriber, except with the Fund’s consent. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the parties hereto.
22.Entire Agreement.
This Subscription Agreement and the Investor Questionnaire, together with any other document that may be delivered in connection herewith and signed by both parties hereto, sets forth the entire understanding among the parties relating to the subject matter hereof, any and all prior correspondence, conversations, and memoranda or other writings being merged herein and replaced and being without effect hereon. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.
*        *        *
The undersigned Subscriber understands that the representations and warranties in the Subscription Agreement and the information in the attached Investor Questionnaire and other appendices hereto will be relied upon by the Fund and the Adviser for the purpose of determining the eligibility of the Subscriber to purchase and own Shares. In the event that the undersigned Subscriber is acting as nominee or custodian for another person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held, the undersigned acknowledges, agrees, represents and warrants that all representations, warranties and covenants given in the Subscription Agreement and in the attached Investor Questionnaire and other appendices are also given as to the underlying person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held. The undersigned Subscriber agrees to notify the Fund immediately if any representation or warranty contained in the Subscription Agreement or any of the information in the Investor Questionnaire or other appendices becomes untrue at any time (including, where the undersigned Subscriber is a nominee or other custodian, with respect to the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held). The undersigned Subscriber agrees to provide, if requested by the Fund, any additional information that may reasonably be required to substantiate the status of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) as an accredited investor or to otherwise determine the eligibility of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) to purchase Shares in the Fund. To the fullest extent permitted by law, the undersigned Subscriber agrees to indemnify and hold harmless the Fund, the Adviser, and each trustee/director, officer, affiliate, partner or member thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) contained herein.
[End of text. Signature Page is located in the Investor Questionnaire]

APPENDIX A

TRANSFER RESTRICTIONS
This Appendix A is attached to and made a part of this Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in this Subscription Agreement.

A Subscriber may Transfer its Shares, or any portion thereof, so long as the transferee satisfies applicable eligibility and/or suitability requirements and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and in compliance with the terms of the Subscription Agreement. No Transfer will be effectuated except by registration of the Transfer on the Fund’s books. Registration of any Transfer on the Fund’s books may be withheld if, in the opinion of counsel (who may be counsel for the Fund), such Transfer would violate the Securities Act, any state (or other jurisdiction) securities or “blue sky” laws applicable to the Fund or the Shares to be Transferred, or any other laws.

The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Fund in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

In addition, the Fund will use commercially reasonable efforts to prevent its assets from (1) being deemed to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code or (2) becoming subject to any Similar Law. The Fund may reject any Transfer of Shares if the Fund determines, in its discretion, that such Transfer could (1) result in any portion of the Fund’s assets (a) being considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code or (b) becoming subject to any Similar Law or (2) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any laws similar to ERISA or Section 4975 of the Code.

The Fund may, in its sole discretion, not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless there shall have been filed with the Fund a dated notice of such Transfer, in form satisfactory to the Fund, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (a) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (b) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum or other Operative Documents, as applicable, and all applicable laws and regulations applicable to the transferee and the transferor.

APPENDIX B

INVESTMENT INSTRUCTIONS

BY WIRE TRANSFER	CUSTODIAL ACCOUNTS	BY MAIL (CHECKS SHOULD BE MADE PAYABLE TO “KKR FS INCOME TRUST”)
UMB Bank, N.A., ABA routing # 101-000-695 Account # 98-7229-207-3 Beneficiary Acct Name: FS/KKR Advisor, LLC	Forward Investor Questionnaire to the custodian	KKR FS Income Trust c/o SS&C Technologies, Inc. 877-628-8575	Regular Mail: P.O. Box 219713 Kansas City, MO 64121-9713	Express/Overnight Delivery: 430 W. 7th Street Suite 219713 Kansas City, MO 64105-1407